LARSON DAVIS INCORPORATED

                       1997 EMPLOYEE STOCK PURCHASE PLAN
                       Adopted by the Board of Directors
                           Effective February 1, 1997



     1. Purposes. The 1997 Employee Stock Purchase Plan of Larson Davis Incorporated (the "Plan"), is intended to provide a method whereby employees of LarsonoDavis Incorporated and any subsidiary corporation thereof (hereinafter referred to, unless the context otherwise requires, as the "Company"), will have an opportunity to acquire a proprietary interest in the Company through the purchase of shares of common stock of the Company, $0.001 par value (the "Common Stock"). It is the intention of the Company to have the Plan qualify as an "employee stock purchase plan" under section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

     2.   Eligibility.

          (a) Any person (an "Employee") who has been employed for more than 6 months by (i) the Company, or (ii) any subsidiary corporation that is designated as a participant in the Plan by the board of directors and would be a "subsidiary corporation" as that term is defined in section 424 of the Code, shall be eligible to participate in the Plan.

          (b) Any provision of the Plan to the contrary notwithstanding, no Employee shall be granted an option to participate in the Plan:

               (i) if, immediately after the grant, such Employee would own stock, and/or hold outstanding options to purchase stock, possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any subsidiary of the Company (for purposes of this paragraph the rules of section 424(d) of the Code shall apply in determining stock ownership of any Employee); or

               (ii) which permits his or her rights to purchase stocks under all employee stock purchase plans of the Company and its subsidiaries to accrue at a rate which exceeds $25,000 of the fair market value of the stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

     3. Offering Period. The Plan will be implemented as four offerings per year (the "Offerings") on the date that is ten business days subsequent to the filing of each of the Company's quarterly reports on Form 10-Q and annual report on Form 10-K (each an "Offering Date") until December 31, 1998 (the "Offering Termination Date"). The period from the first Offering Date to the Offering Termination Date shall be referred to herein as the "Offering Period."

     4.   Participation.

          (a) Participation in the Plan for any eligible Employee may begin only as of the date the Plan has been approved by the board of directors (January 30, 1997) and a registration statement has been filed by the Company (the "Effective Date") of the Plan and on each subsequent January 1 and July 1 of each calendar year (each a "Plan Entry Date"). All eligible Employees may participate in the Plan as of the Effective Date of the Plan by delivering, within 14 days after such Effective Date, a completed form to the treasurer of the Company or his designee (the "Plan Administrator") indicating the Employee's intention to participate. Subsequently, all eligible Employees may participate in the Plan by delivering prior to each subsequent Plan Entry Date a completed form to the Plan Administrator indicating the Employee's intention to participate as of such subsequent Plan Entry Date. The Company will maintain an account (a "Payment Account") for all Employees participating in the Plan. No interest will be paid or allowed on any money paid into the Plan or credited to the Payment Account of any participating Employee.

          (b) A participating Employee may authorize a payroll deduction into his or her Payment Account of a specified dollar amount per pay period or may make separate lump sum payments into such Payment Account during the Offering Period; provided however, that the aggregate of all payroll deductions and lump sum payments into such Payment Account may not exceed 20% of his or her monetary compensation during the Offering Period. The term "monetary compensation" means regular straight-time earnings, payments for overtime, shift differentials, and sales commissions, all prior to deduction of taxes and other withholding charges, but excludes incentive compensation, bonuses, and other special payments. An Employee may elect to authorize a payroll deduction from the Employee's compensation by completing an authorization for payroll deduction on the form provided by the Company and filing it with the office of the Plan Administrator. An Employee may make lump sum payments into his or her Payment Account by delivering a personal or official bank check in the amount of such payment to the Plan Administrator.

          (c) A participating Employee may alter the amount of his or her payroll deductions during the Offering Period by filing an amended payroll deduction authorization with the Plan Administrator at least 3 days prior to the Effective Date of such change. In no event may an Employee make any such alteration more frequently than monthly.

     5.   Granting of Option.

          (a) Subject to the provisions of paragraph 2(b) and paragraph 6, a participating Employee shall be deemed to have been granted on each Offering Date, and to have exercised on such date, an option (an "Option") to purchase that number of shares of Common Stock determined by dividing the amount in the Employee's Payment Account by the Option Exercise Price on the Offering Date determined as provided in subparagraph (b) below.

          (b) The purchase price of a share of Common Stock purchased pursuant to the Plan (the "Option Exercise Price") shall be 85% of the Fair Market Value (defined below) of a share of Common Stock on the date of grant of such option. As used herein, the term "Fair Market Value" shall mean the closing price of the Common Stock on the Nasdaq Stock Market on the applicable Offering Date (or on the most recent preceding day on which shares of Common Stock were traded in the event that no shares of Common Stock shall have been traded on the Offering Date), or, if the Common Stock is not then traded on the Nasdaq Stock Market, the reported price for the Common Stock on the Offering Date or the most recent preceding day for which such quotations are available as reported by the exchange or market on which the Common Stock is then traded, or, if no such quotations are available for a date within a reasonable time prior to the Offering Date, the value of the Common Stock as determined by the board of directors of the Company using any reasonable means.

     6.   Exercise of Option.  With respect to the Offerings during the Offering
Period:

          (a) Unless a participating Employee gives written notice to the Plan Administrator as provided in paragraph (d) below that the Employee elects not to exercise the Employee's Options or as provided in paragraph 8 below that the Employee elects to withdraw from the Plan, his or her unexercised Options, if any, will be deemed to have been exercised automatically on the Offering Date for the purchase of the number of full shares of Common Stock which the accumulated amount in his or her Payment Account at that time will purchase at the applicable Option Exercise Price.

          (b) The Plan Administrator shall reduce the Employee's Payment Account on each Offering Date in the aggregate amount of the Option Exercise Price for the Common Stock purchased.

          (c) The exercise of Options to purchase shares of Common Stock shall not be less than 25 shares. Fractional shares will not be issued under the Plan. Any accumulated payroll deductions and lump sum payments which would have been used to purchase fractional shares shall be retained in the employee's Payment Account.

          (d) An Employee may elect not to exercise available Options by providing written notice of such election to the Plan Administrator at least three days prior to any Offering Date. Such election shall remain in effect until revoked in writing, which revocation shall be effective three days after such written notice is provided to the Plan Administrator.

          (e) Any excess in an Employee's Payment Account on the Offering Termination Date will be distributed to the Employee.

     7. Delivery. As promptly as practicable after the exercise or deemed exercise of a participating Employee's Options on each Offering Date, the Company will deliver to each Employee, as appropriate, the certificate or certificates representing the shares of Common Stock purchased upon the exercise or deemed exercise of such Employee's Options.

     8.   Withdrawal.

          (a) A participating Employee may withdraw payroll deductions and lump sum payments remaining in his or her Payment Account at any time prior to the Offering Termination Date by giving written notice of withdrawal to the Plan Administrator. Any such withdrawal shall not be effective until three days after delivery of notice to the Plan Administrator. All of the Employee's payroll deductions and lump sum payments remaining in his or her Payment Account will be paid to the Employee promptly after receipt of such notice of withdrawal and no further payroll deductions will be made from his or her pay and no further lump sum payments will be accepted during the Offering Period, except as provided herein. The Company may, at its option, treat an attempt by an Employee to borrow on the security of his or her Payment Account as an election, under this paragraph 8, to withdraw such amounts in the Payment Account.

          (b) An Employee who withdraws or is deemed to have withdrawn amounts from his or her Payment Account in accordance with this paragraph 8 may not participate in another Offering until the next Plan Entry Date following such withdrawal. An Employee's withdrawal from an Offering will not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company.

          (c) Upon termination of the Employee's employment for any reason, including retirement but excluding death or disability while in the employ of the Company or a subsidiary, the payroll deductions and lump sum payments credited to his or her Payment Account will be returned to the Employee or, in the case of his or her death subsequent to the termination of employment, to the person or persons entitled thereto under paragraph 11.

          (d) Upon termination of the Employee's employment because of disability or death, the Employee or his or her beneficiary (as defined in paragraph 11) shall have the right to elect, by written notice given to the Plan Administrator prior to the expiration of the period of 30 days commencing with the date of the disability or death of the Employee, either:

               (i) to withdraw all of the payroll deductions and lump sum payments credited to the Employee's Payment Account under the Plan; or

               (ii) to exercise the Employee's Options for the purchase of the number of full shares of Common Stock which the accumulated payroll deductions and lump sum payments in the Employee's Payment Account at the date of the Employee's disability or death will purchase at the applicable Option Exercise Price, and any excess in such account will be returned to the Employee or said beneficiary.

          In the event that no such written notice of election shall be duly received by the office of the Plan Administrator, the Employee or beneficiary shall automatically be deemed to have elected to withdraw the payroll deductions and lump sum payments remaining in the Employee's Payment Account at the date of the Employee's disability or death and the same will be paid promptly to the Employee or said beneficiary.

     9.   Stock.

          (a) The maximum number of shares of Common Stock which shall be made available for sale under the Plan is 100,000 shares (subject to further adjustment upon changes in capitalization of the Company as provided in paragraph 14). If the total number of shares for which Options are exercised exceeds the number of shares of Common Stock which remain available for issue under the Plan, the Company shall make a pro rata allocation of the shares available for delivery and distribution in as nearly a uniform manner as shall be practicable and as it shall determine to be equitable, and the balance of payroll deductions and lump sum payments credited to the Payment Account of each participating Employee under the Plan shall be returned to him or her as promptly as possible. The Company may purchase shares on the open market in order to have shares available for purchase by Employees in the Offering.

          (b) No Employee will have any interest in Common Stock covered by his or her Option until such Option has been exercised.

          (c) Common Stock to be delivered to an Employee under the Plan will be registered in the name of the Employee, or, if the Employee so directs, by written notice to the Company prior to the Offering Date, in the names of the Employee and one such other person as may be designated by the Employee, as joint tenants with rights of survivorship, to the extent permitted by applicable law.

     10. Administration. The Plan shall be administered by the board of directors of the Company. The board shall designate an individual to carry out the decisions of the board of directors who shall be designated as the Plan Administrator. The interpretation and construction of any provision of the Plan and the adoption of rules and regulations for administering the Plan shall be made by the Plan Administrator or the board of directors. Determinations made by the board with respect to any matter or provision contained in the Plan shall be final, conclusive, and binding upon the Company and upon all Employees, their heirs, or legal representatives. Any rule or regulation adopted by the board of directors shall remain in full force and effect unless and until altered, amended, or repealed by the board. The Company, the Plan Administrator and the board of directors, or their representatives, employees and agents, shall not be liable to any Employee or any other person for losses sustained or liabilities incurred as a result of any good faith error in judgment or mistake of law or fact, or for any act done or omitted to be done in good faith in administering the Plan, unless such error, mistake, act or omission was performed or omitted fraudulently or constituted willful misconduct. The Company shall indemnify board members and the Plan Administrator, to the fullest extent permitted by applicable statute, for any expenses incurred in defending a civil or criminal action or proceeding, arising out of action taken or omitted to be taken with respect to administration of the Plan, in advance of the final disposition of such action or proceeding, upon receipt of an undertaking by the person indemnified to repay such payment if such member shall be adjudicated not to have acted in good faith in the reasonable belief that such member's action was in the best interest of the Company.

     11. Designation of Beneficiary. A participating Employee may file a written designation of a beneficiary who is to receive any shares of Common Stock and/or cash in the event of the death of the Employee prior to the delivery of such shares or cash to the Employee. Such designation of beneficiary may be changed by the Employee at any time by written notice to the Plan Administrator. Upon the death of a participating Employee and upon receipt by the Company of proof of the identity and existence at the Employee's death of a beneficiary validly designated by the Employee under the Plan, and notice of election of the beneficiary to exercise the Option, the Company shall deliver such stock and/or cash to such beneficiary. In the event of the death of a participating Employee and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Employee's death, the Company shall deliver such stock and/or cash to the executor or administrator of the estate of the Employee, or if no such executor or administrator has been appointed (to the knowledge of the Plan Administrator), the Company, in its discretion, may deliver such stock and/or cash to the spouse or to any one or more dependents of the Employee as the Company may designate. No beneficiary shall, prior to the death of the Employee by whom he has been designated, acquire any interest in the stock or cash credited to the Employee under the Plan.

     12. Transferability. Neither payroll deductions and lump sum payments credited to a participating Employee's Payment Account nor any rights with regard to the exercise of an Option or to receive stock under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way by the Employee otherwise than by will or the laws of descent and distribution. Any such attempted assignment, transfer, pledge, or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with paragraph 8.

     13. Use of Funds. All payroll deductions and lump sum payments received or held by the Company under this Plan may be used by the Company for any corporate purpose and the Company shall not be obligated to segregate such amounts.

     14.  Effect of Changes of Common Stock.

          (a) In the event of any changes of outstanding shares of the Common Stock by reason of stock dividends, subdivisions, combinations, and exchanges of shares, recapitalizations, or mergers in which the Company is the surviving corporation, the aggregate number and class of shares available under this Plan and the Option Exercise Price per share shall be appropriately adjusted by the board of directors of the Company, whose determination shall be conclusive. Any such adjustments may provide for the elimination of any fractional shares which would otherwise become subject to any Options.

          (b) If the Company shall at any time merge into or consolidate with another corporation and the Company is the surviving entity, the holder of each Option then outstanding will thereafter be entitled to receive upon the exercise of such Option for each share as to which such Option shall be exercised the securities or property which a holder of one share of the Common Stock was entitled to receive upon and at the time of such merger or consolidation, and the board of directors of the Company shall take such steps in connection with such merger or consolidation as the board of directors shall deem necessary to assure that the provisions of (a) above shall thereafter be applicable, as nearly as reasonably may be, in relation to the said securities or property as to which such holder of such option might thereafter be entitled to receive thereunder. In the event of a merger of consolidation in which the Company is not the surviving entity, or of a sale of assets in which the Company is not the surviving entity, the Plan shall terminate, and all payroll deductions and lump sum payments credited to participating Employees' Payment Accounts shall be returned to them.

     15. Amendment or Termination. The board of directors of the Company may at any time terminate or amend the Plan. Except as hereinafter provided, no such termination can affect Options previously granted, nor may an amendment make any change in any Option theretofore granted which would adversely affect the rights of any Employee nor may an amendment be made without the approval of the stockholders of the Company within 12 months of such amendment if such amendment would (a) materially increase the benefits accruing to Employees under the Plan, (b) materially increase the number of shares which may be issued under the Plan, or (c) materially modify the requirements as to eligibility for participation under the Plan.

     16. Withholding Taxes. All withholding and employment taxes payable with respect to the amount of payroll deductions remitted to any participating Employee's Payment Account will be deducted from the salary or other compensation paid by the Company to such participating Employee and will not reduce the amounts remitted to the Employee's Payment Account hereunder.

     17. Notices. All notices or other communications by an Employee to the Company under or in connection with the Plan shall be deemed to have been duly given when received by the Plan Administrator.

     18. Approval of Stockholders. The Plan has been adopted by the board of directors of the Company, but is subject to the approval of the stockholders of the Company within 12 months of the date of adoption of the Plan by the board of directors.

                                   Adopted by the Board of Directors
                                   effective                , 1997
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                                   Approved by the Shareholders
                                   effective                , 1997
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